UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 26, 2022

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

□

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 26, 2022, the Board of Directors (the "Board") and shareholders of American Electric Power Company, Inc. (the “Company”) amended the Company’s Restated Certificate of Incorporation to authorize preferred stock.

The foregoing description is qualified in its entirety by reference to the amendment to the Restated Certificate of Incorporation approved by the Board and the shareholders, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) via live webcast on April 26, 2022. At the Annual Meeting, the shareholders approved four proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected twelve individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicholas K. Akins	349,707,529	24,337,608	2,237,654	60,989,089
David J. Anderson	366,893,076	8,334,861	1,054,870	60,989,089
J. Barnie Beasley, Jr.	371,034,106	4,190,935	1,057,766	60,989,089
Benjamin G.S. Fowke, III	372,663,785	2,612,611	1,006,296	60,989,089
Art A. Garcia	369,557,295	5,659,171	1,065,416	60,989,089
Linda A. Goodspeed	365,004,363	10,349,822	928,622	60,989,089
Sandra Beach Lin	366,514,077	8,806,256	962,291	60,989,089
Margaret M. McCarthy	369,552,227	5,729,353	1,001,227	60,989,089
Oliver G. Richard, III	371,086,267	4,140,675	1,055,865	60,989,089
Daryl Roberts	373,615,304	1,661,803	1,005,700	60,989,089
Sara Martinez Tucker	352,935,334	22,324,010	1,023,463	60,989,089
Lewis Von Thaer	373,572,544	1,639,552	1,070,711	60,989,089

Proposal 2

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
434,624,857	1,857,264	789,775

Proposal 3

The Company’s shareholders approved an amendment to the Company's Restated Certificate of Incorporation to authorize preferred stock as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
345,131,137	29,527,062	1,624,475	60,989,089

Proposal 4

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
357,232,306	16,818,314	2,232,187	60,989,089

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

3.1	Certificate of Amendment to Restated Certificate of Incorporation of American Electric Power Company, Inc.
104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

April 28, 2022

Exhibit 3.1

CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICAN ELECTRIC POWER COMPANY, INC.
Under Section 805 of the Business Corporation Law

The undersigned being respectively an Executive Vice President and an Assistant Secretary of American Electric Power Company, Inc., hereby certify that:

1.The name of the corporation is AMERICAN ELECTRIC POWER COMPANY, INC. The name under which the corporation was formed is American Gas and Electric Company.

2.The Department of State on February 18, 1925 filed the certificate of consolidation forming the corporation.

3.The certificate of incorporation of the corporation, as heretofore amended, is hereby further amended pursuant to Section 801(b)(7), Section 801(b)(12) and Section 801(b)(13) of the Business Corporation law, by deleting Section 4.1 relating to the shares the corporation is authorized to issue, in its entirety and replacing it with a new Section 4.1 relating to the shares the corporation is authorized to issue, and is hereby amended to read as follows:

Section 4.1. The aggregate number of shares of all classes of stock that the corporation shall have authority to issue is Six Hundred Fifty Million (650,000,000) shares, which shall be divided into two classes as follows:

Six Hundred Million (600,000,000) shares of shares of Common Stock, par value of $6.50 per share (“Common Stock”); and

Fifty Million (50,000,000) shares of Preferred Stock, par value of $0.01 per share (“Preferred Stock”). Preferred Stock may be issued from time to time by the Corporation for such consideration as may be fixed by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further shareholder approval, the designation of such series, the powers (including voting powers), preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of such series of Preferred Stock and the number of shares of such series, which number the Board of Directors may, except where otherwise provided in the designation of such series, increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) and as may be permitted by the New York Business Corporation Law. The powers, preferences and relative, participating, optional and other special rights of, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock, if any, may differ from those of any and all other series at any time outstanding. Except as otherwise required by law, holders of any series of Preferred Stock shall be entitled to only such voting rights, if any, as shall be expressly granted thereto by this Amended and Restated Certificate of Incorporation (including any certificate of amendment relating to such series of Preferred Stock).

4.The certificate of incorporation of the corporation, as heretofore amended, is hereby further amended pursuant to Section 801(b)(12) of the Business Corporation law, by adding the following sentence to the end of Section 4.2 relating to the rights and preferences of the shares of Common Stock of the corporation:

Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of amendment relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of amendment relating to any series of preferred Stock) or pursuant to the New York Business Corporation Law.

5.The manner in which this amendment to the certificate of incorporation of the corporation, as heretofore amended, was authorized was by the (i) unanimous affirmative vote of the Board of Directors of the corporation at its meeting duly called and held on the 22nd day of February, 2022, a quorum being present, and (ii) the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the annual meeting of shareholders of the corporation duly called and held on the 26th day of April, 2022, a quorum being present.

IN WITNESS WHEREOF, the undersigned have signed this certificate this 26th day of April, 2022, and do affirm the contents to be true under the penalties of perjury.

/s/ David M. Feinberg
David M. Feinberg
Executive Vice President

/s/ David C. House
David C. House
Assistant Secretary